Segment Information (Details)	12 Months Ended
Dec. 31, 2025
Segment Information [Abstract]
Chief operating decision maker	Chief Operating Officer
Reportable segment	2
Operating segment	2
CODM of segment description	The CODM evaluates segment performance and allocates resources primarily based on segment net loss. Segment results include revenues and expenses directly attributable to each segment, and may include allocations of certain corporate costs, as applicable. The CODM reviews total consolidated assets for purpose of assessing segment assets, accordingly, asset information by segment is not presented.